SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                          Securities Exchange Act of 1934

             Filed by the Registrant [X]
             Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[  ]   Preliminary Proxy Statement      [  ]  Confidential, for Use of
[X ]   Definitive Proxy Statement             Commission Only (as permitted
[  ]   Definitive Additional Materials        by Rule 14a-6(e)(2))
[  ]   Soliciting Material Pursuant to par 240.14a-11(c) or par. 240.14a-12

                            MidSouth Bancorp, Inc.
               (Name of Registrant as Specified In Its Charter)

                   Board of Directors of MidSouth Bancorp, Inc.
     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

             [X ]   $125  per  Exchange  Act  Rules 0-11(c)(1)(ii),
                    14a-6(i)(1), 14a-6(i)(2) or item 22(a)(2) of
                    Schedule 14A.
             [  ]   $500 per each party to the  controversy  pursuant  to
                    Exchange  Act  Rule  14a-6(i)(3).
             [  ]   Fee computed on table below per Exchange Act Rules
                    14a-6(i)(4) and 0-11.

                    1) Title of each class of securities to which transaction applies:


                    2) Aggregate number of securities to which transaction applies:


                    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


                    4)    Proposed maximum aggregate value of transaction:


                    5)    Total Fee Paid:


             [  ]   Fee paid previously with preliminary materials.

             [  ]   Check box if any part  of  the fee is offset as provided
                    by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.
                    Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                    1)    Amount Previously Paid:


                    2)    Form, Schedule or Registration Statement No.:


                    3)    Filing Party:


                    4)    Date Filed:

                                        MIDSOUTH BANCORP, INC.

                                       102 Versailles Boulevard
                                          Versailles Centre
                                      Lafayette, Louisiana 70501

                               NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                      TO BE HELD ON MAY 15, 1996


            Lafayette, Louisiana
            April 15, 1996

                  The annual meeting of shareholders of MidSouth Bancorp, Inc.
            ("MidSouth") will be held on Wednesday, May 15, 1996 at 2:00 p.m., local time at MidSouth's main office, 102 Versailles Boulevard, Lafayette, Louisiana to vote upon the following matters:

                  1.    The election of directors of MidSouth.

                  2. Such other matters as may properly come before the meeting or any adjournments thereof.


            Only holders of record of MidSouth's common stock at the close of business on April 8, 1996 are entitled to notice of and to vote at the annual meeting.

                  Your vote is important regardless of the  number  of  shares you own. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING STAMPED ENVELOPE. YOUR PROXY MAY BE REVOKED BY APPROPRIATE NOTICE TO MIDSOUTH'S SECRETARY AT ANY TIME PRIOR TO THE VOTING THEREOF.

                                                      BY ORDER OF THE BOARD
                                                      OF DIRECTORS



                                                      Karen L. Hail
                                                       Secretary

                                        MIDSOUTH BANCORP, INC.

                                       102 Versailles Boulevard
                                          Versailles Centre
                                      Lafayette, Louisiana 70501

                                            April 15, 1996


                                           PROXY STATEMENT

                  This  Proxy Statement is furnished to shareholders of common stock of MidSouth Bancorp, Inc. ("MidSouth") in connection with the solicitation on behalf of its Board of Directors (the "Board") of proxies for use at the annual meeting of shareholders of MidSouth (the "Meeting") to be held on Wednesday, May 15, 1996 at the time and place set forth in the accompanying notice and at any adjournments thereof. This Proxy Statement is first being mailed to shareholders on or about April 15, 1996.

                  Only  shareholders  of  record   of  MidSouth  common  stock
            ("Common Stock") at the close of business on April 8, 1996 are entitled to notice of and to vote at the Meeting. As of April 8,1996, MidSouth had outstanding 980,950 shares of Common Stock plus any shares issued on conversion of MidSouth Preferred Stock from April 1 through April 8, 1996, each of which is entitled to one vote.

                  The presence, in  person  or  by proxy, of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum. If a quorum is present, the election of directors is determined by plurality vote. With respect to any proposal that may properly come before the Meeting, MidSouth's Articles of
            Incorporation ("Articles") provide that if the Board has recommended the proposal by the affirmative vote of the majority of all of the Continuing Directors, as defined in the Articles, then, in general, the affirmative vote of a majority of the votes cast is required to approve the proposal. If the proposal is not so recommended, then the affirmative vote of 80% of the Total Voting Power, as defined in the Articles, is required to approve the proposal. MidSouth's By-laws provide that the Continuing Directors will appoint the Judge(s) of Election and that all questions as to the qualification of voters, validity of proxies and the acceptance or rejection of votes will be decided by the Judge(s) of Election. Abstentions will have no effect on the election of directors. With respect to any other proposal to properly come before the Meeting, abstentions will be counted as votes not cast, if approval of the proposal requires the affirmative vote of 80% of the total voting power and will have the effect of a vote against the proposal. If brokers not receiving instructions from beneficial owners as to the granting or withholding of proxies may not or do not exercise discretionary power to grant a proxy with respect to a particular matter (a "broker non-vote"), shares not voted as a result will be counted as not present with respect to such matter.

                  All proxies received  in  the form enclosed will be voted as specified and, in the absence of instructions to the contrary, will be voted for the election of the nominees named herein. MidSouth does not know of any matters to be presented at the Meeting other than those described herein; however, if any other matters properly come before the Meeting or any adjournments thereof, it is the intention of the persons named in the enclosed proxy to vote the shares represented by them in accordance with their best judgment.

                  The enclosed  proxy may be revoked by the shareholder at any time prior to the exercise thereof by filing with the Secretary of MidSouth a written revocation or a duly executed proxy bearing a later date. A shareholder who votes in person at the Meeting in a manner inconsistent with a proxy previously filed on the shareholder's behalf will be deemed to have revoked such proxy as it relates to the matters voted upon in person.

                  The  cost of soliciting proxies in the enclosed form will be borne by MidSouth. In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegraph. Banks, brokerage houses and other nominees or fiduciaries may be requested to forward the soliciting material to their principals and to obtain authorization for the execution of proxies, and MidSouth will, upon request, reimburse them for their expenses in so acting.


                                        ELECTION OF DIRECTORS

                  MidSouth's  Articles  provide  that  the number of directors will be set by the By-Laws, and the By-Laws currently provide for a Board of Directors of eight directors. The Articles also provide for three classes of directors, with one class to be elected at each annual meeting for a three-year term. At the Meeting, Class III Directors will be elected to serve until the third succeeding annual meeting of shareholders and until their successors have been duly elected and qualified.

                  Unless authority  is  withheld,  the  persons  named  in the enclosed proxy will vote the shares represented by the proxies received by them for the election of the three Class III director nominees named below. In the unanticipated event that one or more nominees cannot be a candidate at the Meeting, the shares represented by the proxies will be voted in favor of such other nominees as may be designated by the Board. Directors will be elected by plurality vote.

                  MidSouth's  Articles  provide  that  only  persons  who  are nominated in accordance with the procedures set forth in Article IV(H) of the Articles are eligible for election as directors. Other than the Board of Directors, only shareholders of MidSouth entitled to vote at a meeting for the election of directors who have complied with the notice procedures set forth in the Articles may nominate a person for election for director. In order for such shareholder to nominate a person for election, the shareholder must have given written notice to MidSouth by January 15, 1996 setting forth the following: (1) as to each person whom the shareholder proposes to nominate for election or reelection as director, (a) the name, age, business address and residential address of such person, (b) the principal occupation or employment of such person, (c) the class and number of shares of capital stock of MidSouth of which such person is the beneficial owner (as defined in Rule 13d-3 promulgated under the Securities Exchange Act of 1934 ("Rule 13d-3") and (d) any other information relating to such person that would be required to be disclosed in solicitations of proxies for the election of directors pursuant to Regulation 14A promulgated under the Securities Exchange Act of 1934; and (2) as to the shareholder of record giving the notice,
            (a) the name and address of such shareholder, (b) the class and number of shares of capital stock of MidSouth of which such shareholder is the beneficial owner (as defined in Rule 13d-3)
            and (c) a description of any agreements, arrangements or relationships between the shareholder giving the notice and each person the shareholder proposes to nominate. Two inspectors, not affiliated with MidSouth, appointed by MidSouth's secretary, will determine whether the notice provisions were met. If the inspectors determine that the Shareholder has not complied with
            Article IV(H), the defective nomination shall be disregarded.

                  The following table sets forth  certain  information  as  of
            March 31, 1996 with respect to each director nominee and each director whose term as a director will continue after the Meeting. Unless otherwise indicated, each person has been engaged in the principal occupation shown for the past five years. The Board recommends a vote FOR each of the three nominees named below.


     Director Nominees for terms expiring in 1999 (Class III Directors)
                                                                                 Year First Became
                  Name              Age         Principal Occupation            Director of MidSouth
                  ____              ___         ____________________            ____________________
     James R. Davis, Jr.             43         Owner, Davis/Wade                     1991
                                                Financial Services, LLC
                                                (1995-Present);Owner,
                                                Safe-America Security
                                                System, Baton Rouge, LA
                                                (1994-1995);
                                                Director of Gas Supply for LA,
                                                Victoria Gas Corporation
                                                (1992 - 1993);
                                                President, Elsbury Production, Inc.
                                                (1982-1992)

     Karen L. Hail                   42         Chief Financial Officer and           1988
                                                Secretary, MidSouth

     Milton B. Kidd, III., O.D.      47         Optometrist, Kidd Vision Centers      ____ <FN1>




     Directors whose terms expire in 1997 (Class I Directors)
                                                                                  Year First Became
                  Name              Age         Principal Occupation             Director of MidSouth
                  ____              ___         ____________________             ____________________
     C. R. Cloutier                  49         President and C.E.O., MidSouth        1984
                                                and MidSouth National Bank (the
                                                "Bank"), the wholly-owned
                                                subsidiary of MidSouth

     J. B. Hargroder, M.D.           65         Physician, retired                    1984

     William M. Simmons              62         Private Investments                   1984



     Directors whose terms expire in 1998 (Class II Directors)
                                                                                   Year First Became
                  Name              Age         Principal Occupation              Director of MidSouth
                  ____              ___         ____________________              ____________________

     Will G. Charbonnet, Sr.         48         President, Acadiana Fast Foods        1985
                                                Inc. (owner/operator fast food
                                                stores); Chairman of the Board,
                                                MidSouth and the Bank

     Clayton Paul Hilliard           70         President, Badger Oil Corporation     1992 <FN2>

     ________________
     <FN1>  Dr.  Kidd,  III  has served on the board of MidSouth National
            Bank since April 1, 1994.
     <FN2>  Mr. Hilliard also served on the boards of MidSouth and MidSouth the Bank from 1985 to 1987.


                                    _______________

                  During 1995 the Board  held  15  meetings.  Each incumbent director attended at least 75% of the aggregate number of meetings held during 1995 of the Board and committees of which he or she was a member, except James R. Davis, Jr. who attended 63%.

                  The  Board has an Executive Committee, an Audit  and  Loan
            Review Committee and a Personnel Committee. The members of the Executive Committee are Will G. Charbonnet, Sr., C. R. Cloutier, and J. B. Hargroder, M.D. The Executive Committee's duties include nominations, shareholder relations, bank examination and Securities and Exchange Commission ("SEC") reporting. The committee will consider nominees that are proposed by shareholders in accordance with the procedures, described above, set forth in MidSouth's Articles. The Executive Committee did not meet in 1995 as such matters usually taken up by this committee were brought to the full board.

                  The current members of the Audit and Loan Review Committee are James R. Davis, Jr., Milton B. Kidd, III, O.D. and Clayton Paul Hilliard. The committee, which held 12 meetings in 1995, is responsible for maintaining a program of internal accounting controls and monitoring all loans and lines of credit for consistency with MidSouth National Bank's loan policy.

                  The current members of the Personnel Committee are Will G.
            Charbonnet, Sr., James R. Davis, Jr., J. B. Hargroder, M.D., Clayton Paul Hilliard and William M. Simmons. The committee, which met three times in 1995, is responsible for evaluating the performance and setting the compensation of MidSouth's executive officers.

                  Directors  of  MidSouth are also members of the  Board  of
            Directors of MidSouth National Bank with the exception that Milton B. Kidd, Jr., is a director of MidSouth and director-emeritus of the Bank. Milton B. Kidd, Jr. will not seek re-election to the board of MidSouth but will remain as director-emeritus of both MidSouth and the Bank. Directors were entitled to fees of $200 per month for service on both boards, except for the Chairman of the Board of MidSouth and the Bank who receives an additional $400 per month. In addition to the monthly fee, each director received $250 for each regular meeting, and $125 for each special meeting, of the Board of the Bank and $75 for the first hour, and $25 per hour for each additional hour, of each committee meeting. Directors received fees only for meetings they attended.

                  Section 16(a) of the Securities  and  Exchange Act of 1934
            requires MidSouth's directors and executive officers and persons who own more than ten percent of a registered class of MidSouth's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of MidSouth. Executive officers, directors and greater than ten-percent shareholders are required to furnish MidSouth with copies of all Section 16(a) forms they file. To MidSouth's knowledge, based only on a review of forms furnished to MidSouth, all such Section 16(a) filings were filed on a timely basis except that one report covering one transaction made in 1995 was filed late by Mr. Clayton Paul Hilliard.


                                 SECURITY OWNERSHIP OF MANAGEMENT AND
                                CERTAIN BENEFICIAL OWNERS OF MIDSOUTH

            Security Ownership of Management

                  The  following  table sets forth certain information as of
            March 31, 1996 concerning the beneficial ownership of MidSouth's equity securities, consisting of Common Stock and Series A Convertible Preferred Stock, by each director and nominee of MidSouth, by MidSouth's Chief Executive Officer, C. R. Cloutier (who is also a director) and by all directors and executive officers of MidSouth as a group, determined in accordance with Rule 13d-3. Unless otherwise indicated, the securities are held with sole voting and investment power. The table reflects shares of Common Stock beneficially owned, and the footnotes provide information on beneficial ownership of Preferred Stock.

                                              Amount and
                                                Nature
                                                  of             Percent
                  Name and Address            Beneficial         of Class
                                             Ownership<FN1>
                  ________________           ______________      ________
                Will G. Charbonnet, Sr.         54,792<FN2>          5.6%
                1003 Hugh Wallis
                Road, South, Suite F
                Lafayette, LA  70508


                C. R. Cloutier                  67,850<FN3>          6.8%
                P. O. Box 3745
                Lafayette, LA  70502


                James R. Davis, Jr.             20,877<FN4>          2.1%
                8857 Wakefield
                Baton Rouge, LA 70806


                Karen L. Hail                   24,603<FN5>          2.5%
                P. O. Box 3745
                Lafayette, LA  70502


                J. B. Hargroder, M.D.           95,811<FN6>          9.8%
                P. O. Box 1049
                Jennings, LA  70546


                Clayton Paul Hilliard           46,633<FN7>          4.8%
                P. O. Box 52745
                Lafayette, LA  70505


                Milton B. Kidd, III, O.D.       40,030<FN8>          4.1%
                1500 N.W. Blvd.
                P. O. Box 1071
                Franklin, LA  70538


                Milton B. Kidd, Jr., O.D.       20,009<FN9>          2.0%
                1500 N.W. Blvd.
                P. O. Box 1071
                Franklin, LA  70538


                William M. Simmons              33,902<FN10>         3.5%
                P. O. Box 111
                Avery Island, LA 70513


                All directors and              412,150              41.11%
                executive officers as
                a group (13 persons)

                                            6

          <FN1>   MidSouth   Common  Stock  held  by  MidSouth's  Directors'
                  Deferred Compensation Trust is beneficially owned by the Plan Administrator, which has sole voting and investment power. Because the Plan Administrator is the Executive Committee of the Board of MidSouth, all directors of MidSouth could be deemed to share voting and investment power with respect to all MidSouth Common Stock held in the MidSouth's Directors' Deferred Compensation Trust (the "Deferred Compensation Trust") (74,434 shares or 7.6% as of March 31, 1996). For each individual director, the table reflects the number of shares held for his or her account only. The group figure reflects all shares held in the Deferred Compensation Trust at March 31, 1996. MidSouth Common Stock held by MidSouth's Employee Stock Ownership Plan (the "ESOP") is not included in the table, except that shares allocated to an individual's account are included as beneficially owned by that individual. Beneficial ownership of shares held in the ESOP is attributed to the ESOP, ESOP Trustees and ESOP Administrative Committee, as reflected in the table below. The Board has the power to appoint and remove the ESOP Trustees and Administrative Committee. Shares subject to options or which may be acquired on conversion of preferred stock are deemed outstanding for purposes of computing the percentage of outstanding Common Stock owned by persons beneficially owning such shares and by all directors and executive officers as a group but are not deemed to be outstanding for the purpose of computing the ownership percentage of any other person.

          <FN2>   Includes 11,844 shares as to which  he  shares  voting and investment power and 9,319 shares held for his account in the Deferred Compensation Trust.

          <FN3>   Includes 10,518 shares held by the ESOP for his account as to which he shares voting power, 27,315 shares as to which he shares voting and investment power, 10,400 shares held for his account in the Deferred Compensation Trust and 14,000 shares underlying stock options.

          <FN4>   Includes 13,506 shares as to  which  he  shares voting and investment power and 7,371 shares held for his account in the Deferred Compensation Trust.

          <FN5>   Includes 7,663 shares held for her account in  the ESOP as to which she shares voting power, 279 shares as to which she shares voting and investment power, 7,276 shares held for her account in the Deferred Compensation Trust and 7,000 shares underlying stock options.

          <FN6>   Includes 84,846 shares as to  which  he  shares voting and investment power, and 9,198 shares held for his account in the Deferred Compensation Trust. Includes 133 shares he has the right to acquire on conversion of 400 shares of Preferred Stock owned by him.

          <FN7>   Includes 41,719  shares  as  to which he shares voting and investment powers and 3,773 shares held for his account in the Deferred Compensation Trust.

          <FN8>   Includes 13,477 shares as to which  he  shares  voting and investment powers with his father, Milton B.
                  Kidd, Jr., outgoing director of MidSouth and 1,687 shares held for his account in the Trust.

          <FN9>   Includes  13,477  shares  as to which he shares voting and investment powers with his son, Milton B. Kidd, III, incoming director of MidSouth and 6,332 shares held for his account in the Trust.

          <FN10>  Includes  759  shares  as to which he  shares  voting  and investment power and 8,791 shares held for his account in the Deferred Compensation Trust.

                                       ___________

            Security Ownership of Certain Beneficial Owners

                  The following table sets forth  certain  information as of
            March 31, 1996 concerning persons or groups, other than the directors listed in the table above, known to MidSouth to be the beneficial owner of more than five percent of MidSouth's Common Stock, determined in accordance with Rule 13d-3 of the SEC.


                   Name and Address        Amount and Nature         Percent
                  of Beneficial Owner     of Beneficial Owner        of Class

            Hilton B. Watson                    49,140                  5.0%
            102 S. Cutting Avenue
            Jennings, LA  70546


            MidSouth Bancorp, Inc.              94,593<FN1>             9.6%
            Employee Stock Ownership
            Plan, ESOP Trustees and
            ESOP Administrative
            Committee
            P. O. Box 3745
            Lafayette, LA  70502

            ______________




          <FN1>   The  ESOP  Administrative   Committee   directs  the  ESOP
                  Trustees how to vote the approximately 5,575 unallocated shares of Common Stock held in the ESOP (as of March 31,
                  1996). Voting rights of the shares allocated to ESOP participants' accounts are passed through to the participants. The ESOP Trustees have investment power with respect to the ESOP's assets, but must exercise this power in accordance with an investment policy established by the ESOP Administrative Committee. Thus, the ESOP Trustees share investment power with the ESOP Administrative Committee for all shares held pursuant to the ESOP. The ESOP Trustees are Donald R. Landry, an executive officer of MidSouth, and Russell Henson and Kim Cormier, Bank employees. The ESOP Administrative Committee consists of Teri S. Stelly, executive officers of MidSouth and Dailene Melancon, a Bank employee.



                                    _________________

                           EXECUTIVE COMPENSATION AND CERTAIN TRANSACTIONS

            Summary of Executive Compensation

                  The  following  table  shows all compensation awarded  to, earned by or paid to MidSouth's Chief Executive Officer, C. R. Cloutier, and Chief Financial Officer, Karen L. Hail, for all services rendered by them in all capacities to MidSouth and its subsidiaries for the year ended December 31, 1995 No other executive officer of MidSouth had total annual salary and bonus exceeding $100,000 for the year ended December 31, 1995.



                                                                           Long Term Compensation
                                                          ______________________________________________________

                                  Annual Compensation          Awards                 Payouts           Other
                               _________________________  ____________________  ___________________   ________
                                                          Other                 Securities             All
                                                          Annual    Restricted    Under-              Other
               Name                                       Compen-     Stock       lying       LTIP    Compen-
            and Principal       Year  Salary($)  Bonus($) sation     Award(s)    Option(s)  Payouts   sation
              Position             <FN1>          <FN2>    ($)        ($)         SARs(#)     ($)     ($)<FN3>
            ____________________________________________________________________________________________________
            C.R. Cloutier       1995  $119,450   19,445     0         0              0         0      5,865
            Chief Executive     1994  $111,517   15,071     0         0              0         0      9,165
               Officer          1993  $110,267    4,956     0         0              0         0     10,114

            ____________________________________________________________________________________________________
            Karen L. Hail       1995  $ 85,100   12,235     0         0             0         0      5,520
            Chief Financial     1994  $ 85,074    8,417     0         0             0         0      3,626
               Officer          1993  $ 77,929    3,109     0         0             0         0      3,732
            ____________________________________________________________________________________________________


           <FN1>  Includes  director  fees  of $11,950 and $11,600 for 1995;
                  $11,900 and $12,000 for  1994  and $10,650 and $10,400 for
                  1993 for Mr. Cloutier and Ms. Hail respectively.
           <FN2>  Awarded pursuant to the Incentive Compensation Plan of the
                  Bank.
           <FN3>  Consists of an estimated $5,038  and $4,908 contributed by
                  MidSouth to the ESOP for the accounts of Mr. Cloutier and Ms. Hail respectively and $827 and $612 paid by MidSouth in insurance premiums for term life insurance for the benefit of Mr. Cloutier and Ms. Hail respectively.

                                 _______________________

            Option Exercises and Holdings

                  The following table sets forth information with respect to
            MidSouth's Chief Executive Officer, C. R. Cloutier and Chief Financial Officer, Karen L. Hail concerning their exercise of options during 1995 and unexercised options held as of December 31, 1995. As of December 31, 1995 no other officers of MidSouth held options to purchase shares of MidSouth.


                     AGGREGATED OPTION EXERCISES IN  1995  AND OPTION VALUES
            AS OF DECEMBER 31, 1995


                              No. of
                              Shares
                             Acquired
                                on        Value       Number of Securities        Value of Unexercised
            Name             Exercise     Realized   Underlying Unexercised     In-the-Money Options/SARs
                                                       Options/SARs at                     at
                                                     December 31,  1995 <FN1>        December 31, 1995
                                                    __________________________  ___________________________
                                                    Exercisable  Unexercisable  Exercisable   Unexercisable
            _______________________________________________________________________________________________
                               <C >
            C. R. Cloutier         0           $0     14,000         0           $115,290          N.A.

            Karen L. Hail      4,000      $37,940     10,000         0           $ 82,350          N.A.
            _______________________________________________________________________________________________

            _______________


           <FN1>  As  adjusted  for a stock dividend paid February 18,  1994
                  and a stock split effected September 15, 1995.   Mr.
                  Cloutier's and Ms. Hail's options are exercisable at an exercise price of $7.14 per share and expire on December 31, 1996.

                                          __________________

            Employment and Severance Contracts with Named Executive Officer

                  Mr. Cloutier and Ms. Hail each  have  a written employment agreement with the Bank for a term of one year, commencing February 15th of each year. The employment agreements are automatically extended for a period of one year every year thereafter commencing on the termination date, unless written notice of termination is given by any party to the agreement not later than 60 days before the termination date. Pursuant to the contract, Mr. Cloutier and Ms. Hail receive term life insurance equal to four times their annual salary payable to a beneficiary of their choice and disability insurance of not less than two-thirds of their annual salary. Mr. Cloutier and Ms. Hail's contracts have a severance provision which entitles them to one year's salary if the agreement is terminated by the Bank, unless they are removed by a regulatory body.

            Certain Transactions

                  Directors, nominees and executive officers of MidSouth and their associates have been customers of, and have had loan transactions with, the Bank in the ordinary course of business, and such transactions are expected to continue in the future. In the opinion of MidSouth's management, such transactions have been on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

                                    RELATIONSHIP WITH INDEPENDENT
                                          PUBLIC ACCOUNTANTS

                  MidSouth's consolidated financial statements for  the year ended December 31, 1995 were audited by the firm of Deloitte & Touche, LLP and the Board has appointed such firm to audit MidSouth's financial statements for the year ending December 31, 1996. Representatives of Deloitte & Touche, LLP are not expected to be present at the meeting.


                                        SHAREHOLDER PROPOSALS

                  Eligible  shareholders who desire to  present  a  proposal qualified for inclusion in the proxy materials relating to the 1997 annual meeting of MidSouth must forward such proposals to the Secretary of MidSouth at the address listed on the first page of this Proxy Statement in time to arrive at MidSouth prior to January 16, 1997.



            ANY SHAREHOLDER MAY BY WRITTEN REQUEST OBTAIN WITHOUT CHARGE A COPY OF MIDSOUTH'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 1995, WITHOUT EXHIBITS. REQUESTS SHOULD BE ADDRESSED TO SALLY D. GARY, INVESTOR RELATIONS, MIDSOUTH BANCORP, INC., P. O. BOX 3745, LAFAYETTE, LOUISIANA 70502.

                                          By Order of the Board of Directors


                                                    Karen L. Hail
                                                      Secretary

            Lafayette, Louisiana
            April 15, 1996

          1.   Election of Class III Directors
               Nominees:  James R. Davis, Jr.
                          Karen L. Hail
                          Milton B. Kidd, III, O.D.

               ___ FOR all nominees listed except as marked to the contrary

               ___  WITHHOLD authority for all nominees

               ___ If you wish to withhold authority to vote for certain of the nominees listed, strike through the nominee(s) names.


          2. In their discretion, to vote upon such other business as may properly come before the meeting or any adjournment thereof.


                                        Please sign exactly as name appears
                                        on  the certificate or certificates
                                        representing  shares to be voted by
                                        the   proxy.    When   signing   as
                                        executor, administrator,  attorney,
                                        trustee  or  guardian, please  give
                                        full   title   as   such.    If   a
                                        corporation, please  sign  in  full
                                        corporate   name  by  president  or
                                        other  authorized  persons.   If  a
                                        partnership,    please    sign   in
                                        partnership   name   by  authorized
                                        persons.

                                        Dated: ________________________1996

                                        ___________________________________
                                            Signature of Shareholder


                                        ___________________________________
                                            Signature (ifjointly owned)

                                        PLEASE MARK, SIGN, DATE AND RETURN
                                        THIS PROXY CARD TO THE COMPANY
                                        PROMPTLY    USING    THE   ENCLOSED
                                        ENVELOPE.

                                        PROXY
                                MIDSOUTH BANCORP, INC.
                                     May 15, 1996
                            Annual Meeting of Shareholders

             THIS PROXY IS SOLOCITED ON BEHALF OF THE BOARD OF DIRECTORS.

          The undersigned hereby appoints Raymond F. Mikolajczyk and Barbara Hightower, or any of them, proxies of the undersigned, with full power of substitution, to represent the undersigned and to vote all of the shares of Common Stock of MidSouth